Exhibit 8.1

List of Subsidiaries of AerCap Holdings N.V.

Subsidiary Name	Jurisdiction of Incorporation

AerCap AerVenture Holding B.V.	The Netherlands
AerCap B.V.	The Netherlands
AerCap Group Services B.V.	The Netherlands
AerCap Dutch Aircraft Leasing I B.V.	The Netherlands
AerCap Dutch Aircraft Leasing IV B.V.	The Netherlands
AerCap A330 Holdings B.V.	The Netherlands
AerData B.V. (42%)	The Netherlands
AerCap Leasing XIII B.V.	The Netherlands
AerCap Leasing XIV B.V. in liquidatie	The Netherlands
AerCap Leasing XVI B.V. in liquidatie	The Netherlands
AerCap Leasing XXIX B.V.	The Netherlands
AerCap Dutch Aircraft Leasing VII B.V.	The Netherlands
AerCap Leasing XXX B.V.	The Netherlands
AerCap Netherlands B.V. in liquidatie	The Netherlands
Worldwide Aircraft Leasing B.V.	The Netherlands
AMS AerCap B.V. in liquidatie	The Netherlands
AerCap Funding I B.V.in liquidatie	The Netherlands
Clearstream Aircraft Leasing B.V.	The Netherlands
GFL Aircraft Leasing Netherlands B.V.	The Netherlands
AerCap Aviation Solutions B.V.	The Netherlands
Worldwide Aircraft Leasing II B.V.	The Netherlands
Harmony Funding B.V.	The Netherlands
Harmony Funding Holdings B.V.	The Netherlands
Quadrant MSN 209 B.V.	The Netherlands

Quadrant MSN 2254 B.V.	The Netherlands
Quadrant MSN 231 B.V.	The Netherlands
Quadrant MSN 2310 B.V.	The Netherlands
AerCap Celtavia 4 Limited	Republic of Ireland
AerCap Celtavia 5 Limited	Republic of Ireland
AerCap Administrative Services Limited	Republic of Ireland
AerCap Cash Manager Limited	Republic of Ireland
AerCap Cash Manager II Limited	Republic of Ireland
AerCap Financial Services (Ireland) Limited	Republic of Ireland
AerCap Ireland Limited	Republic of Ireland
AerFi Group Limited	Republic of Ireland
Skyscape Limited	Republic of Ireland
Sunflower Aircraft Leasing Limited	Republic of Ireland
Jasmine Aircraft Leasing Limited	Republic of Ireland
Jasper Aircraft Leasing Limited	Republic of Ireland
AerCap Engine Leasing Limited	Republic of Ireland
Rosso Aircraft Leasing Limited (voluntary strike off listed)	Republic of Ireland
Azzurro Aircraft Leasing Limited (voluntary strike off listed)	Republic of Ireland
AerCap Partners 2 Holding Limited and subsidiary (50%)	Republic of Ireland
AerCap Partners I Holding Limited and Subsidiaries (50%)	Republic of Ireland
AerCap Note Purchaser Limited	Republic of Ireland
Lishui Aircraft Leasing Limited	Republic of Ireland
Berlin Aircraft Leasing Limited (voluntary strike off listed)	Republic of Ireland

Pirlo Aircraft Leasing Limited (voluntary strike off listed)	Republic of Ireland
Jade Aircraft Leasing Limited	Republic of Ireland
AerVenture Limited (and subsidiaries)	Republic of Ireland
AerDragon Aviation Partners Limited and Subsidiaries (20.3%)	Republic of Ireland
Castletroy Leasing Limited	Republic of Ireland
SkyFunding Limited	Republic of Ireland
Polyphonic Aircraft Leasing Limited	Republic of Ireland
Burgundy Aircraft Leasing Limited	Republic of Ireland
Melodic Aircraft Leasing Limited	Republic of Ireland
Next Generation Aircraft Purchase Limited	Republic of Ireland
AerCap Asset Finance Limited	Republic of Ireland
AerCap A330 Holdings Limited	Republic of Ireland
AerCap Partners 3 Holding Limited and Subsidiaries (50%)	Republic of Ireland
Surestream Aircraft Leasing Limited	Republic of Ireland
Leostream Aircraft Leasing Limited	Republic of Ireland
Geministream Aircraft Leasing Limited	Republic of Ireland
Peony Aircraft Holdings Limited	Republic of Ireland
Peony Aircraft Leasing Limited	Republic of Ireland
Triple Eight Aircraft Holdings Limited	Republic of Ireland
Triple Eight Aircraft Leasing Limited	Republic of Ireland
Librastream Aircraft Leasing Limited	Republic of Ireland
Streamline Aircraft Leasing Limited	Republic of Ireland
Virgostream Aircraft Leasing Limited	Republic of Ireland
AerCap Holding & Finance Limited	Republic of Ireland
AerCap Ireland Asset Investment 1 Limited	Republic of Ireland

AerCap Ireland Asset Investment 2 Limited	Republic of Ireland
AerCap Ireland Funding 1 Limited	Republic of Ireland
AerVenture Export Leasing Limited	Republic of Ireland
Andes Aircraft Leasing Limited	Republic of Ireland
Harmonic Aircraft Leasing Limited	Republic of Ireland
Mainstream Aircraft Leasing Limited	Republic of Ireland
Rouge Aircraft Leasing Limited	Republic of Ireland
Symphonic Aircraft Leasing Limited	Republic of Ireland
Genesis Ireland Aviation Trading 1 Limited	Republic of Ireland
Genesis Ireland Aviation Trading 2 Limited	Republic of Ireland
Genesis Ireland Aviation Trading 3 Limited	Republic of Ireland
Genesis Ireland Aviation Trading 4 Limited	Republic of Ireland
Flotlease MSN 973 Limited	Republic of Ireland
Danang Aircraft Leasing Limited	Republic of Ireland
Danang Aircraft Leasing No 2 Limited	Republic of Ireland
Fansipan Aircraft Leasing Limited	Republic of Ireland
AerCap Irish Aircraft Leasing 2 Limited	Republic of Ireland
AerCap Finance Limited	Republic of Ireland
Andromeda Aircraft Leasing Limited	Republic of Ireland
Flotlease MSN 3699 Limited	Republic of Ireland
Philharmonic Aircraft Leasing Limited	Republic of Ireland
Scarlet Aircraft Leasing Limited	Republic of Ireland
AerCap Leasing 3034 Limited	Republic of Ireland

AerCap Leasing 946 Limited	Republic of Ireland
SkyFunding II Holdings Limited	Republic of Ireland
SkyFunding II Limited	Republic of Ireland
AerCap Partners 767 Holdings Limited & Subsidiary (50%)	Republic of Ireland
AerCap Ireland Capital Limited	Republic of Ireland
CelestialFunding Limited	Republic of Ireland
CelestialFunding Holdings Limited	Republic of Ireland
CelestialFunding II Limited	Republic of Ireland
Monophonic Aircraft Leasing Limited	Republic of Ireland
Quadrant Leasing Ireland Limited	Republic of Ireland
Quadrant MSN 1103 Limited	Republic of Ireland
Quadrant MSN 1493 Limited	Republic of Ireland
Quadrant MSN 3008 Limited	Republic of Ireland
Quadrant MSN 3107 Limited	Republic of Ireland
Quadrant MSN 3309 Limited	Republic of Ireland
Quadrant MSN 3331 Limited	Republic of Ireland
Quadrant MSN 3385 Limited	Republic of Ireland
Quadrant MSN 3420 Limited	Republic of Ireland
Quadrant MSN 4315 Limited	Republic of Ireland
Quadrant MSN 5869 Limited	Republic of Ireland
SoraFunding Limited	Republic of Ireland
Transversal Aircraft Holdings Limited	Republic of Ireland
Transversal Aircraft Leasing II Limited	Republic of Ireland
Transversal Aircraft Leasing Limited	Republic of Ireland
Quadrant Bermuda Limited	Bermuda
AerCap Holdings (Bermuda) Limited	Bermuda

LC Bermuda No. 2 Limited	Bermuda
LC Bermuda No. 2 L.P.	Bermuda
Flotlease 973 (Bermuda) Limited	Bermuda
AerFunding 1 Limited and subsidiaries (5%)	Bermuda
AerCap International Bermuda Limited	Bermuda
Copperstream Aircraft Leasing Limited	Bermuda
Goldstream Aircraft Leasing Limited	Bermuda
Silverstream Aircraft Leasing Limited	Bermuda
Wahaflot Leasing 3699 (Bermuda) Limited	Bermuda
Whitestream Aircraft Leasing Limited	Bermuda
Ararat Aircraft Leasing Limited	Bermuda
Genesis Funding Limited	Bermuda
Genesis China Leasing 1 Limited	Bermuda
Genesis China Leasing 2 Limited	Bermuda
Genesis Funding Atlantic 1 Limited	Bermuda
Genesis Portfolio Funding I Limited	Bermuda
GLS Atlantic Alpha Limited	Bermuda
Lare Leasing Limited	Bermuda
Roselawn Leasing Limited	Bermuda
Ross Leasing Limited	Bermuda
Westpark 1 Aircraft Leasing Limited	Bermuda
Aircraft Lease Securitisation II Ltd. and subsidiaries (5% owned by AerCap Ireland Limited.)	Bermuda
AerCap Leasing 3034 (Bermuda) Ltd	Bermuda
AerCap Leasing MSN 2413 (Bermuda) Ltd	Bermuda

Acquarius Aircraft Leasing Limited	Bermuda
AerFi Sverige AB	Sweden
Genesis Funding Sweden 1 AB	Sweden
Lille Location S.A.R.L	France
Toulouse Location S.A.R.L.	France
Biarritz Location S.A.R.L.	France
Nice Location S.A.R.L.	France
Genesis Funding France 1 S.A.R.L.	France
Genesis Funding France 2 S.A.R.L.	France
AerCap UK Limited	United Kingdom
Genesis Funding Norway 1 A/S	Norway
GLS Norway Alpha A/S	Norway
AerCap HK-320-A Limited	Cayman Islands
AerCap HK-320-B Limited	Cayman Islands
AerCap HK-320-C Limited	Cayman Islands
AerCap Aircraft Purchase Limited	Cayman Islands
AerCap Group Services, Inc	United States of America
AerCap, Inc.	United States of America
AerCap Leasing USA I, Inc	United States of America
AerCap Leasing USA II, Inc	United States of America
Genesis Leasing USA Inc.	United States of America
Acsal Holdco LLC (19.44%)	United States of America
AerCap International (Isle of Man) Limited	Isle of Man
AerCap Holding (I.O.M.) Limited	Isle of Man
Acorn Aviation Limited	Isle of Man
Crescent Aviation Limited	Isle of Man

Stallion Aviation Limited	Isle of Man
AerCap Note Purchaser (Isle of Man) Limited	Isle of Man
AerLift Leasing Jet Limited (50%)	Isle of Man
AerLift Leasing Limited and subsidiaries (40%)	Isle of Man
AerCap Jet Limited	Jersey
Wahaflot Leasing 3 Limited	Cyprus
AerCap Singapore Pte. Ltd.	Singapore
AerCap Aviation Assets Fund Management S.a.r.l. (60%)	Luxembourg
Dragon Aviation Leasing Company Limited (25%)	China